TRANSAMERICA FUNDS

Supplement to the Currently Effective Class T1 and Class T2 Prospectus

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Transamerica Asset Allocation – Conservative Portfolio

Transamerica Asset Allocation – Growth Portfolio

Transamerica Asset Allocation – Moderate Growth Portfolio

Transamerica Asset Allocation – Moderate Portfolio

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Effective immediately, the information in the Prospectus under the section entitled “Management” of the above-listed funds is deleted in its entirety and replaced with the information below. Transamerica Asset Management, Inc. continues to serve as the funds’ investment manager.

Management:

Investment Manager: Transamerica Asset Management, Inc.

Portfolio Construction Manager: Morningstar Investment Management LLC

Portfolio Construction Team:
Dan McNeela, CFA	Co-Portfolio Manager	since 2010
Michael Stout, CFA	Co-Portfolio Manager	since 2006
John McLaughlin, CFA	Co-Portfolio Manager	since 2017

Effective immediately, the table in the Prospectus under the section entitled “Shareholder Information - Management of Transamerica Funds” in the sub-section, “Portfolio Construction Team” is deleted in its entirety and replaced with the following table:

Name	Employer	Positions Over Past Five Years
Dan McNeela, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2010; Employee of Morningstar, Inc. since 2000; Employee of Morningstar Investment Management LLC since 2006
Michael Stout, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2006; Employee of Morningstar, Inc. since 1993, Employee of Morningstar Investment Management LLC since 1999
John McLaughlin, CFA	Morningstar Investment Management LLC	Co-Portfolio Manager of the fund since 2017; Employee of Morningstar Investment Management LLC since 2014

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Investors Should Retain this Supplement for Future Reference

December 18, 2017